Exhibit 99.1

Nakamoto Inc. Signs Definitive Agreements to Acquire BTC Inc and UTXO Management

Establishes Integrated Bitcoin Services Across Media and Information,

Finance and Asset Management, & Advisory and Consulting

NASHVILLE, Tenn. — February 17, 2026: Nakamoto Inc. (NASDAQ: NAKA) (“Nakamoto” or the “Company”) today announced that it has entered into merger agreements to acquire BTC Inc, the leading provider of Bitcoin-related media and events, and UTXO Management GP, LLC (“UTXO”), an investment firm focused on private and public Bitcoin companies (collectively, the “Transaction”). The Transaction is expected to close in the first quarter of 2026, subject to customary closing conditions.

The Company’s option to acquire BTC Inc and UTXO, through BTC Inc’s call option with UTXO, was previously disclosed as part of Nakamoto’s proposed merger with Nakamoto Holdings, Inc. (“Nakamoto Holdings”). The Marketing Services Agreement with BTC Inc (the “MSA”), which the Company assumed from Nakamoto Holdings in the merger last year, outlines the terms of the Company’s option and was publicly filed and approved by the Company’s shareholders in connection with that transaction. Following shareholder approval, Nakamoto, BTC Inc, and UTXO engaged in extensive joint marketing initiatives across BTC Inc’s media and events platforms. Nakamoto exercised its call option with BTC Inc and BTC Inc exercised its call option with UTXO concurrently with signing of the merger agreements. No additional Nakamoto shareholder approval is required to complete the Transaction.

“Bringing BTC Inc and UTXO into Nakamoto has been a part of our vision since day one,” said David Bailey, Chairman and CEO of Nakamoto. “We intend to operate a portfolio of companies across media, asset management, and advisory services that can scale with Bitcoin’s long-term growth. BTC Inc and UTXO are global leaders in Bitcoin media and asset management. This transaction signifies the first step of the company we intend to build, and we’re just getting started.”

Nakamoto’s acquisition of BTC Inc and UTXO represents a significant addition to the Company’s portfolio and advances its stated mission to develop an ecosystem of Bitcoin-native companies. The companies combine durable operating businesses, global distribution, and disciplined capital allocation into a single “flywheel”. BTC Inc and UTXO are expected to provide recurring earnings to strengthen the Company’s balance sheet and support growth initiatives, including additional Bitcoin accumulation and strategic acquisitions. The Transaction is intended to further establish Nakamoto as a diversified Bitcoin operating company with a global brand, established distribution networks, and institutional capabilities across media, asset management, and advisory services.

The Transaction will be financed entirely with Nakamoto common stock in accordance with Nakamoto’s call option under the MSA, using a price of $1.12 per share. BTC Inc and UTXO securityholders will receive, on a fully diluted basis, 363,589,816 shares of Nakamoto common stock, subject to customary purchase price adjustments at closing, The combined value of this consideration is $107,295,354, before any such customary purchase price adjustments, which is based on Nakamoto’s closing price on February 13, 2026, of $0.2951.

BTC Inc: The Global Leader in Bitcoin Media and Events

Headquartered in Nashville, BTC Inc is the largest Bitcoin media company in the world, based on event attendance, online audience, and brand portfolio. BTC Inc’s portfolio spans 27 media brands, reaching approximately 6 million people globally through its aggregated social media followers. BTC Inc is the organizer of The Bitcoin Conference, the largest Bitcoin event series across the United States, Asia, Europe, and the Middle East, which hosted approximately 67,000 attendees in 2025. BTC Inc is also the parent company of Bitcoin Magazine, which was first published in May 2012, establishing the publication as the longest-running source of Bitcoin news, information, and expert commentary. BTC Inc also operates Bitcoin for Corporations, a membership-based platform for companies adopting Bitcoin as a strategic treasury asset, which currently hosts over 40 member companies and has a 5-year brand partnership with Strategy Inc. for hosting networking events and educational content.

“For more than a decade, BTC Inc has focused on informing, convening, and advancing the global Bitcoin community,” said Brandon Green, Chief Executive Officer of BTC Inc. “Combining with Nakamoto represents a significant opportunity to scale our reach, deepen engagement, and support the next phase of Bitcoin’s growth across enterprises and investors.”

UTXO: Investing in Bitcoin Acceleration

UTXO is the adviser to 210k Capital, LP, a hedge fund focused on Bitcoin, Bitcoin-related securities, and derivatives. The investment team leverages extensive experience in the Bitcoin ecosystem to allocate capital across public and private market opportunities.

“UTXO was founded to back the builders and companies shaping the Bitcoin economy,” said Tyler Evans, Chief Investment Officer of Nakamoto and Chief Investment Officer of UTXO. “Leveraging Nakamoto’s public platform and robust treasury, we see a powerful opportunity to compound value across the Bitcoin ecosystem and reinforce Bitcoin’s role as a foundational asset in modern capital markets.”

More information about the transaction can be found on the Nakamoto Investor Relations site: http://investors.nakamoto.com.

Additional Transaction Details

A Special Committee of independent directors of Nakamoto’s Board of Directors (the “Special Committee”) was formed to review, evaluate, and negotiate the Transaction. The Special Committee retained B. Riley Securities, Inc. as the independent financial advisor and fairness opinion provider to the Special Committee and Simpson Thacher & Bartlett LLP as independent legal counsel.

Nakamoto was advised by TD Securities (USA) LLC as its financial advisor and Reed Smith LLP as legal counsel in connection with the Transaction. BTC Inc was advised by Bradley Arant Boult Cummings LLP and UTXO was advised by Haynes and Boone, LLP, in each case acting as legal counsel to the respective parties.

About Nakamoto Inc.

Nakamoto Inc. (NASDAQ: NAKA) is a Bitcoin company that owns and operates a global portfolio of Bitcoin-native enterprises spanning media and information, asset management, and advisory services. For more information, please visit nakamoto.com.

Forward Looking Statements

All statements, other than statements of historical fact, included in this press release that address activities, events or developments that Nakamoto expects, believes or anticipates will or may occur in the future are forward-looking statements, as defined under U.S. federal securities laws, related to Nakamoto. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, including, without limitation, statements about expectations regarding anticipated synergies, cross−selling opportunities, operational plans, market expansion, the long−term strategic impact or anticipated effects of the Transaction, financial projections of BTC Inc and/or UTXO, the timing of closing of the Transaction, Bitcoin-related strategies, Bitcoin treasury management activities, and Nakamoto’s anticipated holding of Bitcoin as part of its corporate treasury. Such forward-looking statements are inherently uncertain and involve numerous assumptions and risks.

 Forward-looking terms used may include, but are not limited to, “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow,” “seek,” “see,” “aim,” “target,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements and similar expressions. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, descriptions of Nakamoto and its operations, subsidiaries, strategies and plans, expectations regarding anticipated synergies, cross−selling opportunities, operational plans, market expansion, the long−term strategic impact or anticipated effects of the Transaction, financial projections of BTC Inc and/or UTXO, the timing of closing of the Transaction, Bitcoin-related strategies, and Bitcoin treasury management activities. . These statements may also relate to broader macroeconomic trends, industry developments, technology adoption, competitive positioning, market expansion, product launches, research and development efforts, acquisitions or dispositions, legal or regulatory developments, and other initiatives that could affect our future business performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Factors that could cause actual results to differ include, but are not limited to, the following: the acquisition of BTC Inc or UTXO may not provide the benefits we anticipate receiving due to any number of factors, including the inability of BTC Inc or UTXO to maintain current level of earnings or to continue to grow its sales to new and existing customers; our inability to successfully cross-sell business between our existing customers and BTC Inc’s or UTXO’s existing products or services, or expand products or services to new customers; the effect of the announcement or pendency of the Transaction on our business relationships, performance, and business generally; the acquisition of BTC Inc or UTXO may not be closed in a timely manner or at all, which may adversely affect the price of our securities; and we may encounter difficulties with integration or unanticipated costs related to the Transaction; Bitcoin market volatility, ; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Nakamoto’s control, including those detailed in Nakamoto’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and such other documents of Nakamoto that are filed, or will filed, with the SEC that are or will be available on Nakamoto’s website at www.nakamoto.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that Nakamoto believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Nakamoto does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nothing contained herein constitutes an offer to buy or sell securities of Nakamoto or any other party, nor does it constitute a solicitation of any proxy or vote. Past performance is not indicative of future results.

Media Contact

Carissa Felger / Sam Cohen

Gasthalter & Co.

(212) 257-4170

Nakamoto@gasthalter.com

Investor Relations Contact

Steven Lubka

VP of Investor Relations

(615) 701-8889

Investors@nakamoto.com